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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JUNE 14, 2005

                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                    000-16580               33-0061894
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


         39 PARKER, IRVINE, CALIFORNIA                             92618
      ----------------------------------                        ----------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (949) 455-4000

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         By letter dated June 14, 2005, Telenetics Corporation (the "Company") was advised by Nasdaq that pursuant to the June 10, 2005 hearing before a hearings panel designated by the NASD Board of Governors, the panel determined that the Company's securities are not eligible for continued quotation on the OTCBB and determined to delete all quotations of the Company's securities on the OTCBB effective with the open of business on June 16, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2005                TELENETICS CORPORATION



                                    By: /S/ MICHAEL J. BURDIEK
                                        -------------------------------------
                                        Michael J. Burdiek,
                                        President and Chief Executive Officer